UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2010

Tropicana Entertainment Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-53831	27-0540158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway, 4th Floor
Las Vegas, Nevada 89169
(Address of Principal executive offices, including  Zip Code)

702-589-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

Overview

On March 8, 2010, Tropicana Entertainment Inc. (the “Company”) completed the acquisition of certain assets of its predecessor, Tropicana Entertainment, LLC, and certain of its subsidiaries and affiliates (together, the “Predecessors”) and of the Tropicana Resort and Casino-Atlantic City ( the “Tropicana AC”).  These transactions, referred to as the “Restructuring Transactions,” were effected pursuant to the Joint Plan of Reorganization of Tropicana Entertainment, LLC and Certain of Its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code, filed with the United States Bankruptcy Court for the District of Delaware on January 8, 2009, as amended (the “Plan”).  The Restructuring Transactions are described in the Company’s registration statement on Form 10, originally filed with the Securities and Exchange Commission on November 10, 2009, File No. 000-53831 (the “Original Filing”), as amended by Amendment No. 1, filed on December 21, 2009 (the “First Amendment”) and by Post-Effective Amendment No. 1, filed on January 25, 2010 (“Post-Effective Amendment No. 1,” and together with the Original Filing and the First Amendment, the “Registration Statement”).  Except as set forth below, the information that would be required if the Company were filing a registration statement on Form 10 upon the consummation of the Restructuring Transactions is contained in the Registration Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table shows each person who, as of the effective date of the Plan, March 8, 2010 (the “Effective Date”) owned beneficially more than 5% of our common stock, par value $0.01 per share (“Common Stock”).

Beneficial Owner	Shares Beneficially Owned	Percent of Class on March 8, 2010

Carl C. Icahn (1)	12,664,179 shares	49.1%

(1)          Includes 4,578,984 shares of Common Stock held by Icahn Partners LP (“Icahn Partners”), 1,944,281 shares of Common Stock held by Icahn Partners Master Fund II LP (“Icahn Master II”), 737,731 shares of Common Stock held by Icahn Partners Master Fund III LP (“Icahn Master III”) and 4,619,025 shares of Common Stock held by Icahn Partners Master Fund LP (“Icahn Master”).  Also includes warrants to purchase 285,578 shares of Common Stock held by Icahn Partners, warrants to purchase 332,430 shares of Common Stock held by Icahn Master, warrants to purchase 120,513 shares of Common Stock held by Icahn Master II, and warrants to purchase 45,637 shares of Common Stock held by Icahn Master III.  Icahn Offshore LP (“Icahn Offshore”) is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore LP (“Icahn Onshore”) is the general partner of Icahn Partners. Icahn Capital LP (“Icahn Capital”) is the general partner of each of Icahn Offshore and Icahn Onshore.  Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”) is the sole member of IPH GP LLC (“IPH”), which is the general partner of Icahn Capital.  Beckton Corp. (“Beckton”) is the sole stockholder of Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), which is the general partner of Icahn Enterprises Holdings. Carl C. Icahn is the sole stockholder of Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made with respect to these shares of Common Stock.

The following table shows the number of shares of our Common Stock beneficially owned, as of March 8, 2010, by (i) each of our directors, (ii) each of our “named executive officers” identified in “Executive Compensation” below and (iii) all directors and executive officers as a group.

Beneficial Owner	Shares Beneficially Owned	Percent of Class on March 8, 2010

Scott C. Butera	—	0%

Marc H. Rubinstein	—	0%

Lance Millage	—	0%

Stanley C. Palmer	—	0%

Todd Greenberg	—	0%

Michael G. Corrigan	—	0%

Glenn C. Christenson	—	0%

Stephen Deckoff	—	0%

Carl C. Icahn	12,664,179	49.1	%(1)

James L. Nelson	—	0%

Hunter C. Gary	—	0%

All directors and executive officers as a group (11 persons)	12,664,179	49.1	%(1)

(1)          Includes 4,578,984 shares of Common Stock held by Icahn Partners, 1,944,281 shares of Common Stock held by Icahn Master II, 737,731 shares of Common Stock held by Icahn Master III and 4,619,025 shares of Common Stock held by Icahn Master.  Also includes warrants to purchase 285,578 shares of Common Stock held by Icahn Partners, warrants to purchase 332,430 shares of Common Stock held by Icahn Master, warrants to purchase 120,513 shares of Common Stock held by Icahn Master II, and warrants to purchase 45,637 shares of Common Stock held by Icahn Master III.  Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore is the general partner of Icahn Partners. Icahn Capital is the general partner of each of Icahn Offshore and Icahn Onshore.  Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital.  Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Carl C. Icahn is the sole stockholder of Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made with respect to the shares of Common Stock held directly by Icahn Partners, Icahn Master, Icahn Master II and Icahn

Master III.  Mr. Icahn disclaims benefical ownership of these shares except to the extent of his pecuniary interest therein.

Executive Compensation

Because we were formed in May 2009 for the purposes of acquiring certain assets of Tropicana Entertainment Holdings, LLC (“TEH”) and certain of its subsidiaries and affiliates pursuant to the Plan, we do not have a history of executive officer compensation practices for the preceding fiscal years.  In addition, until the Effective Date, our employees and executive officers did not receive any compensation.  On the Effective Date, the employees of TEH became our employees and our employees and executive officers began to receive the compensation from us which they had previously received as employees or executive officers of TEH, respectively.  The following discussion therefore reflects the policies and decision making processes in effect at TEH prior to the Effective Date.  The compensation paid to the executive officers of TEH is not necessarily indicative of how we will compensate our executive officers as we have not yet determined what changes, if any, we will make to these policies and processes.

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis section discusses the compensation policies and programs for TEH’s named executive officers, which consisted of:

•                  Scott C. Butera, President and Chief Executive Officer;

•                  Lance J. Millage, Senior Vice President, Finance and Treasurer;

•                  Marc H. Rubinstein, Senior Vice President, Law and Administration and Secretary;

•                  Stanley C. Palmer, Senior Vice President, Chief Human Resources Officer;

•                  Todd Greenberg, Senior Vice President, Chief Strategy Officer;

•                  Richard L. Baldwin, former Chief Financial Officer and Treasurer; and

•                  Robert G. Yee, former Chief Operating Officer.

Executive Compensation Philosophy and Objectives

TEH’s compensation program was designed to reward each of its executive officer’s then-current contribution to TEH, as well as recognize the executive officer’s impact and involvement in its present and future performance.  The cash compensation of TEH’s executive officers was set at levels that were intended to be competitive with other leading casino hotel companies, taking into account the bankruptcy filing of TEH and its affiliates and the absence of an equity compensation element.  In addition, TEH had designed its compensation program to further align the compensation of its executive officers with its future performance and strategic objectives.

The following objectives supported the compensation philosophy for TEH and all compensation-related decisions:

•                  attract and motivate qualified and experienced executives;

•                  retain talented individuals;

•                  align compensation policies with business objectives; and

•                  support a culture of strong performance by rewarding employees for results.

Compensation Program Design

TEH’s compensation process consisted of establishing an overall compensation target for each executive officer and then allocating that compensation among base salary and incentive compensation.  There was some variation in the overall mix of compensation for each executive officer.

In establishing compensation, the Board of Managers of TEH, among other things:

•                  reviewed with senior management its cash and other compensation policies for all of its management employees;

•                  reviewed the performance of its executive officers and the components of their compensation;

•                  evaluated the effectiveness of the overall executive compensation program on a periodic basis; and

•                  administered the bonus plan.

In addition, steps taken by the Board of Managers of TEH in shaping and maintaining TEH’s compensation philosophy included:

•                  reviewing and approving corporate goals and objectives relevant to the compensation of the executive officers;

•                  evaluating the performance of the executive officers in light of these goals and objectives;

•                  approving the compensation of the executive officers based on such evaluation; and

•                  reviewing the level and type of perquisites and other personal benefits provided to the executive officers, taking into account their levels of salary and other compensation and the value of similar benefits provided at comparable companies.

Executive officers and other management had a significant role in the compensation setting process.  The Chief Executive Officer annually reviewed the performance of the other senior executives and, based on these reviews, recommended compensation for all senior executives, other than his own.  The Board of Managers of TEH, however, had the discretion to modify the Chief Executive Officer’s recommendations and make the final decisions regarding material compensation to senior executives, including base salary and annual bonuses.  The Company’s senior executives typically were invited to attend meetings of the Board of Managers of TEH, from time to time, except when their own compensation was being discussed or determined.

The Board of Managers of TEH did not use a compensation consultant to establish or administer the executive compensation program. For the purpose of comparing compensation practices, a group of other leading casino hotel companies was selected on the basis of a number of factors relative to TEH, such as the their size and complexity, the nature of their businesses and the regions in which they operated.  The Board of Managers of TEH, however, did not benchmark the compensation of TEH’s executive officers against the compensation levels found within this group.  In addition, TEH took into consideration tax and accounting implications in the design of its compensation programs.

Elements of Compensation Program

There were two primary elements of TEH’s executive compensation program:

•                  base salary; and

•                  year-end bonus.

Base Salary.  TEH provided its executive officers with a base salary which it believed was competitive and that corresponded and fairly related to their status and accomplishments, both professionally and within its industry.  Individual base salaries were established based on the executive officers’ historical performance and anticipated future contribution to TEH.  Salaries were reviewed annually and adjusted from time to time to recognize individual performance, promotions, competitive compensation levels and other subjective factors.  See “Discussion of Compensation Table” set forth below for additional details regarding base salaries for the named executive officers.

Year-End Bonus.  TEH offered annual incentive awards for its executive officers in the form of cash performance bonuses to encourage and reward achievement of its business goals and attract and retain executives.  Year-end bonuses were usually determined after the end of TEH’s fiscal year and were based on an assessment of the executive officer’s achievement of certain individual performance goals and the achievement of certain operating, financial and other corporate goals.  See “Discussion of Summary Compensation Table” set forth below for additional details regarding year-end bonuses for the named executive officers.

Summary Compensation Table

The following table sets forth information regarding compensation for TEH’s named executive officers for services rendered to TEH for the years ended December 31, 2009 and 2008.

Name and Principal Position	Year	Salary ($) (a)	Bonus ($) (a)	All Other Compensation($) (b)	Total ($)
TEH Officers:
Scott C. Butera (c)	2009	1,100,000	1,100,000	—	2,200,000
President and Chief Executive Officer	2008	863,077	1,265,000	—	2,128,077
Lance J. Millage (d)	2009	27,692	15,000	—	42,692
Senior Vice President, Finance and Treasurer
Marc H. Rubinstein (e)	2009	400,000	100,000	—	500,005
Senior Vice President, Law and Administration	2008	160,002	60,000	—	220,003
Stanley C. Palmer (f)	2009	320,192	60,000	—	380,192

Senior Vice President, Chief Human Resources Officer	2008	91,153	35,000	—	126,153
Todd Greenberg (g)	2009	260,385	50,000	—	310,385
Senior Vice President, Chief Strategy Officer	2008	54,808	50,000	—	104,808
Former TEH Officers:
Richard L. Baldwin (h)	2009	297,269	—	26,250	323,519
Former Vice President, Chief Financial Officer and Treasurer
Robert G. Yee (i)	2009	522,712	40,000	150,000	562,712
Former Chief Operating Officer	2008	200,000	40,000	—	240,000

(a)          Amounts shown are the salary and bonus amounts earned for each fiscal year without consideration as to the year of payment.

(b)         Amounts represent severance payments.

(c)          Mr. Butera’s employment with TEH commenced March 10, 2008.

(d)         Mr. Millage’s employment with TEH commenced November 16, 2009.

(e)          Mr. Rubinstein’s employment with TEH commenced July 28, 2008.

(f)            Mr. Palmer’s employment with TEH commenced September 2, 2008.

(g)         Mr. Greenberg’s employment with TEH commenced October 1, 2008.

(h)         Mr. Baldwin was employed with TEH from January 6, 2009 through November 20, 2009.

(i)             Mr. Yee was employed with TEH from September 22, 2008 through July 27, 2009.

Discussion of Summary Compensation Table

The Board of Managers of TEH, independent of management, determined the base salary of TEH’s President and Chief Executive Officer.  The President and Chief Executive Officer of TEH made recommendations to the Board of Managers of TEH, for their review and approval, for the base salaries of its other named executive officers.  These recommendations were approved by TEH’s Board of Managers without change.

Employment Agreements

TEH entered into an employment agreement with Scott C. Butera dated as of January 1, 2009 whereby he agreed to serve as President and Chief Executive Officer.  Mr. Butera’s employment agreement terminates on January 1, 2011, but shall automatically be extended by 12 months unless either TEH or Mr. Butera provides notice to the other party no less than 30 days before the end of the then-current term.  Pursuant to his employment agreement, Mr. Butera receives an annual base salary of $1,100,000 and is eligible to receive an annual cash performance bonus between 50% and 150% of his base salary for each year, provided that he remains employed on the last day of such calendar year and corporate performance objectives established by TEH’s Board of Managers are achieved.  Factors that the Board of Managers of TEH considered in determining Mr. Butera’s annual bonus for 2009 included the performance of TEH relative to its competitors, Mr. Butera’s success in recruiting senior executives and other key employees, whether TEH was successful in re-establishing operations in Atlantic City, New Jersey and Mr. Butera’s performance in connection TEH’s restructuring.  Mr. Butera is also eligible to participate in all benefit plans and programs as are generally available to its senior executives.  In addition, Mr. Butera’s employment agreement provides that when a plan of reorganization becomes effective, he is entitled to receive and shall be paid a one-time payment (“Success Fee”) between $750,000 and $1,500,000 subject to the terms of his employment agreement.  On March 5, 2010, the Board of Managers of TEH granted Mr. Butera a $500,000 Success Fee, which was paid on the Effective Date.  The Board of Directors of the Company may, in its sole discretion, pay Mr. Butera an additional Success Fee up $250,000 in January 2011.

Potential Payments Upon Termination or Change-In-Control

Other than Mr. Butera’s employment agreement, TEH had no other agreements or arrangements, written or unwritten, that provide for any payment to its named executive officers, other than Mr. Butera, at or in connection with any termination of their employment, or a change-in-control with respect to TEH as of December 31, 2009.  Mr. Butera’s employment agreement provides that if he is terminated without Cause or if Mr. Butera terminates his employment for Good Reason (each as defined in his employment agreement) he is entitled to a payment of $1.0 million (“Severance Benefit”); provided, however, that if Mr. Butera is terminated without Cause or if Mr. Butera terminates his employment for Good Reason within twelve months after the Plan Effective Date, the amount of the Severance Benefit shall be reduced for the amount of the Success Fee paid to Mr. Butera.  In addition, Mr. Butera shall be entitled to receive any bonus earned for the preceding year but not yet paid if Mr. Butera’s employment is terminated for any reason other than by Cause or if Mr. Butera terminates his employment after December 31 of any year.  Mr. Butera’s employment agreement does not provide for any additional payments or benefits under his voluntary termination of employment or termination for Cause.

Board Compensation

The following table discloses the compensation for each member of TEH’s Board of Managers for the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash $	Total ($)
Thomas M. Benninger	150,000	150,000
Michael G. Corrigan	150,000	150,000
Bradford S. Smith	150,000	150,000

Discussion of Board Compensation Table

Each nonemployee member of TEH’s Board of Managers was paid $37,500 per quarter (including all committees thereof).   Scott C. Butera did not receive additional compensation as a member of TEH’s Board of Managers.

Compensation Committee Interlocks and Insider Participation

TEH did not have standing compensation committee and the entire Board of Managers of TEH participated in deliberations concerning the compensation of the named executive officers of TEH.  The members of TEH’s Board of Managers were Scott C. Butera, Thomas M. Benninger, Michael G. Corrigan and Bradford S. Smith.  Scott C. Butera was an officer and employee of TEH and officer of certain of TEH’s subsidiaries.  During 2009, none of TEH’s executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director or member of TEH’s Board of Managers.

Certain Relationships and Related Transactions, and Director Independence

Director Independence. The board of directors of the Company has determined that Michael Corrigan and Stephen Deckoff are “independent” as that term is defined under the current rules of the New York Stock Exchange.

Recent Sales of Unregistered Securities

Pursuant to the Plan, on the Effective Date, we issued an aggregate of 12,098,053 shares of Common Stock to certain of the Predecessors, in exchange for substantially all the assets of those Predecessors.  The Predecessors then distributed the Common Stock to the Class 3 creditors in exchange for a portion of their claims.  In addition, we issued an aggregate of 12,901,947 shares of Common Stock in exchange for the Tropicana AC and related assets.  Pursuant to the terms of the Plan and the Amended and Restated Purchase Agreement, these shares were also distributed to the Class 3 creditors in exchange for the remainder of their claims.  On the Effective Date, we also issued warrants to purchase 3,750,000 shares of Common Stock (the “Warrants”).  The warrants will be distributed to the class 4 creditors pursuant to the terms of the Plan.

Pursuant to the terms of the Plan, the offer, sale and issuance of the Common Stock and Warrants described above are exempt from Section 5 of the Securities Act of 1933, or the Securities Act, and from any other state or local law requiring registration or licensing of an issuer of a security, pursuant to section 1145 of the Bankruptcy Code.

Pursuant to the terms of our Exit Facility, on the Effective Date, we issued warrants to purchase 285,578 shares of Common Stock to Icahn Partner, warrants to purchase 332,430 shares of Common Stock to Icahn Master, warrants to purchase 120,513 shares of Common Stock to Icahn Master II, warrants to purchase 45,637 shares of Common Stock to Icahn Master III, warrants to purchase 21,211 shares of Common Stock to Par Investment Partners, L.P., warrants to purchase 20,274 shares of Common Stock to SOF Investments, L.P., warrants to purchase 20,795 shares of Common Stock to Restoration Holdings Ltd, warrants to purchase 2,311 shares of Common Stock to Restoration Special Opportunities Master Ltd, warrants to purchase 15,385 shares of Common Stock to DK Acquisition Partners, L.P., warrants to purchase 8,750 shares of Common Stock to Schultze Apex Master Fund Ltd, warrants to purchase 21,875 shares of Common Stock to Arrow Distressed Securities Fund, warrants to purchase 6,846 shares of Common Stock to Citigroup Financial Products, Inc., warrants to purchase 49,210 shares of Common Stock to Wexford Spectrum Investors LLC, warrants to purchase 9,415 shares of Common Stock to Debello Investors LLC, warrants to purchase 87,500 shares of Common Stock to SPCP Group LLC, warrants to purchase 43,750 shares of Common Stock to SPCP Group III, LLC, warrants to purchase 175,000 shares of Common Stock to Manchester Securities Group, warrants to purchase 13,060 shares of Common Stock to Eaton Vance Institutional Senior Loan Fund, warrants to purchase 1,841 shares of Common Stock to Senior Debt Portfolio, warrants to purchase 1,672 shares of Common Stock to Eaton Vance Floating-Rate Income Trust, warrants to purchase 770 shares of Common Stock to Eaton Vance Limited Duration Income Fund, warrants to purchase 1,612 shares of Common Stock to Eaton Vance Senior Income Trust, warrants to purchase 1,149 shares of Common Stock to Eaton Vance Senior Income Trust, warrants to purchase 3,252 shares of Common Stock to Eaton Vance VT Floating-Rate Income Fund, warrants to purchase 4,460 shares of Common Stock to ARES IIIR/IVR CLO LTD, warrants to purchase 1,622 shares of Common Stock to ARES IIR CLO LTD, warrants to purchase 2,636 shares of Common Stock to ARES IX CLO LTD, warrants to purchase 2,434 shares of Common Stock to ARES VIII CLO LTD, warrants to purchase 2,636 shares of Common Stock to ARES VIR CLO LTD, warrants to purchase 2,636 shares of Common Stock to ARES VR CLO LTD, warrants to purchase 1,780 shares of Common Stock to ARES X CLO LTD, and warrants to purchase 4,460 shares of Common Stock to ARES XI CLO LTD (the “Exit Facility Warrants”).  The parties that received Exit Facility Warrants were all lenders under the Exit Facility.  The issuance of the warrants was exempt from registration under Section 4(2) of the Securities Act.  The form of Exit Facility Warrant is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Gaming authorities may investigate any holder of our Common Stock, and may require any holder to be found suitable.  We are considered a “public” company by the gaming authorities.  All of the jurisdictions in which we operate require any person who acquires beneficial ownership of more than a certain percentage of voting securities, typically 5%, of a public gaming company, to report the acquisition to the gaming authorities, and the gaming authorities may require such holders to apply for qualification or a finding of suitability.  Most jurisdictions provide that “institutional investors” may seek a waiver of these requirements.

Generally, any person who fails or refuses to apply for a finding of suitability or a license within the prescribed period after being advised by gaming authorities that it is required to do so may be denied a license or found unsuitable or unqualified, as applicable.  Any holder of equity securities that is found unsuitable or unqualified or denied a license, and who holds, directly or indirectly, any beneficial ownership of a gaming entity’s equity securities beyond such period of time as may be prescribed by the applicable gaming authorities may be guilty of a criminal offense.  Furthermore, a gaming entity may be subject to disciplinary action if such gaming entity, after receiving notice that a person is unsuitable to be a holder of equity securities or to have any other relationship with such gaming entity or any of its subsidiaries:  (i) pays that person any dividend or interest upon the securities; (ii) allows that person to exercise, directly or indirectly, any voting right conferred through securities held by that person; (iii) pays remuneration in any form to that person for services rendered or otherwise; or (iv) fails to pursue all lawful efforts to require such unsuitable person to relinquish the securities including, if necessary, the immediate purchase of such securities for the lesser of fair value at the time of repurchase or fair value at the time of acquisition by the unsuitable holder.  In the event that disqualified holders fail to divest themselves of such securities, gaming authorities have the power to revoke or suspend the casino license or licenses related to the regulated entity that issued the securities.

Our certificate of incorporation contains provisions establishing our power to redeem the securities of unsuitable holders if (i) the holder is determined by a gaming authority, or if we have been notified by the staff of a gaming authority that it will recommend that the gaming authority determine the holder to be, unsuitable, unqualified, or disqualified to own or control such securities or unsuitable to be connected with a person engaged in gaming activities in that jurisdiction, or (ii) the holder causes us or any of our affiliates to lose or have modified, or to be threatened with the loss, suspension, condition or modification of, or who, in our sole discretion, is deemed likely to jeopardize our right or any of our affiliates’ right to the use of or entitlement to or ability to reinstate any gaming license or liquor license.

Several gaming authorities also provide that transfers of 5% or more of public gaming company securities are ineffective until approved by the relevant gaming authorities.  Our certificate of incorporation also contains provisions providing that no person may become the owner of five percent (5%) or more of any class of our Common Stock unless such person agrees in writing to:

•                  provide to the gaming authorities information regarding such person, including without limitation, information regarding other gaming activities of such person and financial statements and disclosures, in such form, and with such updates, as may be requested or required by any gaming authority;

•                  respond to written or oral questions and inquiries that may be propounded by any gaming authority; and

•                  consent to the performance of any personal background investigation that may be required by any gaming authority, including, without limitation, an investigation of any criminal record and/or alleged criminal activity of such person.

Any purported transfer of Common Stock in violation of this these provisions shall be void ab initio.

Substantially all material loans, leases, sales of securities, and similar financing transactions by us must be reported to, and in some cases approved by, gaming authorities.  We may not make a public offering of securities without the prior approval of certain gaming authorities.  Changes in control through merger, consolidation, stock or asset acquisitions, management or consulting agreements, or otherwise, are subject to prior approval of gaming authorities.  Entities seeking to acquire control of us or one of our subsidiaries must satisfy gaming authorities with respect to a variety of standards prior to assuming control.  Gaming authorities may also require controlling stockholders, directors, officers (with respect to corporations), managers (with respect to limited liability companies), and certain other key employees having a material relationship or involvement with the entity proposing to acquire control to be investigated and licensed or qualified as part of the approval process relating to the transaction.  Our certificate of incorporation provides that neither the Company nor any other person shall transfer any shares of Common Stock or any interest, claim or charge thereon or thereto except in accordance with applicable gaming laws. The transfer of any securities in violation thereof shall be ineffective until (i) the Company shall cease to be subject to the jurisdiction of the applicable gaming authorities, or (ii) the applicable gaming authorities shall, by affirmative action, validate said issuance or transfer or waive any defect in said transfer.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers..

Pursuant to the Plan, on the Effective Date, the following persons were appointed to the Company’s board of directors: Michael G. Corrigan, Glenn C. Christenson, Stephen Deckoff, Carl C. Icahn, James L. Nelson and Hunter C. Gary.  Scott C. Butera continues to serve as a director.  The information regarding such directors contained in Item 5 of the Registration Statement is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in the Registration Statement, on March 5, 2010, the Company amended and restated its Certificate of Incorporation and Bylaws to reflect the forms that were approved pursuant to the Plan.  The amended and restated Certificate of Incorporation is attached hereto as Exhibit 3.1, and incorporated by reference herein.  The amended and restated bylaws are attached hereto as Exhibit 3.2, and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

Item 15 of the Registration Statement is incorporated herein by reference.

(d) Exhibits.

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Tropicana Entertainment Inc.
Exhibit 3.2	Amended and Restated Bylaws of Tropicana Entertainment Inc.
Exhibit 4.1	Form of Stock Purchase Warrant issued to lenders under the Exit Facility.
Exhibit 10.1	Contract of Lease, dated as of August 29, 1982, between Cohn Realty Co. and Jazz Enterprises, Inc.
Exhibit 10.1(A)	Amendment of Lease, dated as of August 4, 1993, between Cohn Realty Co. and Jazz Enterprises, Inc.
Exhibit 10.2	Amended and Restated Lease Agreement, dated as of January 20, 1995, between Greenville Riverboat, LLC and Greenville Marine Corporation.
Exhibit 10.2(A)	Assignment and Assumption of Lease, dated as of October 24, 1995, between Rainbow Entertainment, Inc. and Greenville Riverboat, LLC.
Exhibit 10.2(B)	First Amendment to Amended and Restated Lease Agreement, dated as of October 26, 1995, between Greenville Marine Corporation and Greenville Riverboat, LLC.
Exhibit 10.2(C)	Second Amendment to Amended and Restated Lease Agreement, dated as of July 1, 2003, between Greenville Marine Corporation and Greenville Riverboat,

LLC.
Exhibit 10.2(D)	Third Amendment to Amended and Restated Lease Agreement, dated March 4, 2010 between Greenville Marine Corporation and Greenville Riverboat, LLC.
Exhibit 10.3	Amended and Restated Master Agreement of Purchase and Sale, dated as of October 22, 2003, between the City of Vicksburg and Columbia Properties Vicksburg.
Exhibit 10.4	Dockage Agreement, dated as of December 29, 1992, between Greenville Yacht Club and the Cotton Club of Greenville.
Exhibit 10.4(A)	First Amendment to Dockage Agreement, dated as of April 2, 1993, between Greenville Yacht Club and the Cotton Club of Greenville.
Exhibit 10.4(B)	Second Amendment to Dockage Agreement, dated as of July 27, 1995, between Greenville Yacht Club and the Cotton Club of Greenville.
Exhibit 10.4(C)	Third Amendment to Dockage Agreement, dated as of December 22, 1997, between Greenville Yacht Club and Alpha Gulf Coast, Inc, d/b/a Bayou Caddy’s Jubilee Casino.
Exhibit 10.4(D)	Assignment of Yacht Club Dockage Agreement and License Agreement, dated as of December 17, 1997, between Greenville Casino Partners, LP and Alpha Gulf Coast, Inc, d/b/a Bayou Caddy’s Jubilee Casino.
Exhibit 10.4(E)	Consent Agreement, dated as of February 22, 2002, between JMBS Casino, LLC and Greenville Casino Partners, L.P.
Exhibit 10.4(F)	Fourth Amendment to Dockage Agreement, dated as of June 17, 2002, between Greenville Yacht Club and the JMBS Casino, LLC.
Exhibit 10.5	Lease Agreement, dated as of April 1, 1993, between City of Greenville and Cotton Club of Greensville, Inc.
Exhibit 10.5(A)	Assignment of Agreement Granting Moorage and other Rights, dated as of March 14, 2002, between Greenville Casino Partners, L.P. and JMBS Casino, LLC.
Exhibit 10.5.1	Agreement Granting Moorage, Dockage, Berthing and other Rights, dated as of April 1, 1993, between City of Greenville and Cotton of Greenville.
Exhibit 10.5.1(A)	Assignment of Agreement Granting Moorage, Dockage, Berthing and other Rights, dated as of March 14, 2002, between Greenville Casino Partners, L.P. and JMBS Casino, LLC.
Exhibit 10.6	Charter Party Agreement, dated as of January 20, 1995, between Greenville Riverboat, LLC and Caruthersville Riverboat Entertainment, Inc.
Exhibit 10.6(A)	First Amendment to Charter Party Agreement, dated as of September 24, 2003 between Caruthersville Riverboat Entertainment, Inc. and Greenville Riverboat, LLC.
Exhibit 10.6(B)	Second Amendment to Charter Party Agreement, dated as of May 23, 2005, between St. Louis Riverboat Entertainment Inc. and Greenville Riverboat, LLC.
Exhibit 10.6(C)	Third Amendment to Charter Party Agreement, dated as of May 13, 2009 by and between St. Louis Riverboat Entertainment Inc. and Greenville Riverboat, LLC.
Exhibit 10.7	Evansville Riverboat Landing Lease, dated as of May 2, 1995, by and among the City of Evansville, Indiana and Aztar Indiana Gaming Company, LLC.
Exhibit 10.7(A)	Amendment to Evansville Riverboat Landing Lease, effective as of December 1, 2001, by and among the City of Evansville, Indiana, Aztar Indiana

Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(B)	Second Amendment to Evansville Riverboat Landing Lease, dated as of August 27, 2003, by and among the City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(C)	Memorandum of Understanding, dated as of December 21, 2004, by and among City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(D)	Memorandum of Understanding, dated as of March 15, 2005, by and among City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(E)	Memorandum of Understanding, dated as of May 12, 2005, by and among City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(F)	Memorandum of Understanding, dated as of June 7, 2005, by and among City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(G)	Third Amendment to Evansville Riverboat Landing Lease, dated as of July 19, 2005, by and among the City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(H)

Form of Fourth Amendment to Lease Agreement to be dated March    , 2010 by and among the City of Evansville, Indiana, acting by and through the Redevelopment Commission of the City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC, and Aztar Corporation.

Exhibit 10.8	Sublease Agreement dated November 24, 2008 by and between Holland & Hart, LLP, and Tropicana Entertainment, LLC (3930 Howard Hughes Pkwy, 4th Floor, Las Vegas Nevada 89169, corporate office space.
Exhibit 10.8(A)	First Amendment to Sublease Agreement dated December 18, 2008 by and between Holland & Hart, LLP, and Tropicana Entertainment, LLC.
Exhibit 10.9

Principles of Cooperation for the period covering June 20, 2005 through June 19, 2011 by and between the Seafarers Entertainment and Allied Trades Union and Catfish Queen Partnership in Commendam, d/b/a Argosy Casino of Baton Rouge, and Centroplex Convention Centre Hotel, L.L.C.

Exhibit 10.10

Memorandum of Understanding for the period covering July 1, 2006 through June 30, 2011 by and between Atlantic City Showboat, Inc.; Bally’s Park Place Inc. d/b/a Bally’s Atlantic City; Boardwalk Regency Corp. d/b/a Caesars Atlantic City; Tropicana Casino & Resort; Resorts International Inc.; Trump Taj Mahal, Assoc. d/b/a Trump Taj Mahal Hotel & Casino; Trump Marina Assoc. d/b/a Trump Marina Hotel & Casino and International Union of Operating Engineers, Local Union 68 and IATSE, Local Union 917 (Entertainment)

Exhibit 10.11

Agreement for the period covering October 1, 2005 through September 30, 2008 and from year to year thereafter by and between Tropicana Casino And Resort and Teamsters Local 331 International Brotherhood of Teamsters, AFL-CIO

Exhibit 10.12

Memorandum of Understanding for the period covering July 1, 2006 through June 30, 2011 by and between Atlantic City Showboat, Inc.; Bally’s Park Place Inc. d/b/a Bally’s Atlantic City; Boardwalk Regency Corp. d/b/a Caesars Atlantic City; Tropicana Casino & Resort; Resorts International Inc.; Trump Taj

Mahal, Assoc. d/b/a Trump Taj Mahal Hotel & Casino; Trump Marina Assoc. d/b/a Trump Marina Hotel & Casino and International Union of Operating Engineers, Local Union 68 and IATSE, Local Union 917 (Local 68 - Operating Engineers - Entertainment Unit and Local 917 IATSE)

Exhibit 10.13	Agreement remaining in effective until September 14, 2009 and from year to year thereafter by and between Adamar of New Jersey, Inc., d/b/a Tropicana Casino and Resort and Unite Here Local 54
Exhibit 10.14

Memorandum of Understanding for the period covering May 1, 2006 through April 30, 2011 by and between Marina Associates; Atlantic City Showboat, Inc.; Bally’s Park Place Inc. d/b/a Bally’s Atlantic City; Boardwalk Regency Corp. d/b/a Caesars Atlantic City; Tropicana Casino & Resort; Resorts International Inc.; Resort’s International Holdings, L.L.C., f/a Atlantic City Hilton; Trump Taj Mahal, Assoc. d/b/a Trump Taj Mahal Hotel & Casino; Trump Marina Assoc. d/b/a Trump Marina Hotel & Casino and International Union of Operating Engineers, Local Union 68; NJ Regional Council of Carpenters, Local Union 623 and Painters & Allied Trades District Council 711 (Union Agreement - Local 711 - Painters)

Exhibit 10.15

Memorandum of Understanding for the period covering May 1, 2006 through April 30, 2011 by and between Marina Associates; Atlantic City Showboat, Inc.; Bally’s Park Place Inc. d/b/a Bally’s Atlantic City; Boardwalk Regency Corp. d/b/a Caesars Atlantic City; Tropicana Casino & Resort; Resorts International Inc.; Resort’s International Holdings, L.L.C., f/a Atlantic City Hilton; Trump Taj Mahal, Assoc. d/b/a Trump Taj Mahal Hotel & Casino; Trump Marina Assoc. d/b/a Trump Marina Hotel & Casino and International Union of Operating Engineers, Local Union 68; NJ Regional Council of Carpenters, Local Union 623 and Painters & Allied Trades District Council 711 (Union Agreement - Local 623 - Carpenters)

Exhibit 10.16

Memorandum of Understanding for the period covering May 1, 2006 through April 30, 2011 by and between Marina Associates; Atlantic City Showboat, Inc.; Bally’s Park Place Inc. d/b/a Bally’s Atlantic City; Boardwalk Regency Corp. d/b/a Caesars Atlantic City; Tropicana Casino & Resort; Resorts International Inc.; Resort’s International Holdings, L.L.C., f/a Atlantic City Hilton; Trump Taj Mahal, Assoc. d/b/a Trump Taj Mahal Hotel & Casino; Trump Marina Assoc. d/b/a Trump Marina Hotel & Casino and International Union of Operating Engineers, Local Union 68; NJ Regional Council of Carpenters, Local Union 623 and Painters & Allied Trades District Council 711 (Local 68 - Operating Engineers)

Exhibit 10.17	Collective Bargaining Agreement between International Union of Operating Engineers Local 68-68A-68B, AFL-CIO and Tropicana Casino and Resort for the period covering May 1, 2006 through April 30, 2011.
Exhibit 10.18

Agreement for the period covering July 1, 2001 and continuing until June 30, 2006 and from year to year thereafter by and between Tropicana Casino & Entertainment Resort and International Union of Operating Engineers Local 66-68A-68B affiliated with the AFL-CIO, and International Alliance of Theatrical Stage Employees and Motion Picture Machine Operators of the United States of America, Local 917. (IATSE CBA)

Exhibit 10.19	Employment Agreement dated January 1, 2009 by and between Tropicana Entertainment Holdings, LLC and Scott C. Butera
Exhibit 10.19(A)	Exhibit “A” Form of Release to Employment Agreement dated January 1, 2009 by and between Tropicana Entertainment Holdings, LLC and Scott C. Butera
Exhibit 10.20	Amended and Restated Net Lease Agreement by and between Park Cattle Co. and Desert Palace, Inc. dated January 1, 2000
Exhibit 10.20(A)	Amendment and Reservation of Rights Regarding MontBleu dated April 2, 2008 by and between Park Cattle Co. and Columbia Properties Tahoe, LLC.
Exhibit 10.20(B)	MontBleu Lease Amendment No. 2 by and between Park Cattle Co. and Columbia Properties Tahoe, LLC, dated June 12, 2009
Exhibit 10.21

Purse Enhancement Agreement dated August 13, 2008 by and between New Jersey Sports & Exposition Authority and Adamar of New Jersey, Inc. d/b/a Tropicana Casino and Resort, as a member of the Casino Association of New Jersey

Exhibit 21.1	List of subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TROPICANA ENTERTAINMENT INC.

/s/ Scott C. Butera
Date: March 11, 2010	Name: Scott C. Butera
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Tropicana Entertainment Inc.
Exhibit 3.2	Amended and Restated Bylaws of Tropicana Entertainment Inc.
Exhibit 4.1	Form of Stock Purchase Warrant issued to lenders under the Exit Facility.
Exhibit 10.1	Contract of Lease, dated as of August 29, 1982, between Cohn Realty Co. and Jazz Enterprises, Inc.
Exhibit 10.1(A)	Amendment of Lease, dated as of August 4, 1993, between Cohn Realty Co. and Jazz Enterprises, Inc.
Exhibit 10.2	Amended and Restated Lease Agreement, dated as of January 20, 1995, between Greenville Riverboat, LLC and Greenville Marine Corporation.
Exhibit 10.2(A)	Assignment and Assumption of Lease, dated as of October 24, 1995, between Rainbow Entertainment, Inc. and Greenville Riverboat, LLC.
Exhibit 10.2(B)	First Amendment to Amended and Restated Lease Agreement, dated as of October 26, 1995, between Greenville Marine Corporation and Greenville Riverboat, LLC.
Exhibit 10.2(C)	Second Amendment to Amended and Restated Lease Agreement, dated as of July 1, 2003, between Greenville Marine Corporation and Greenville Riverboat, LLC.
Exhibit 10.2(D)	Third Amendment to Amended and Restated Lease Agreement, dated March 4, 2010 between Greenville Marine Corporation and Greenville Riverboat, LLC.
Exhibit 10.3	Amended and Restated Master Agreement of Purchase and Sale, dated as of October 22, 2003, between the City of Vicksburg and Columbia Properties Vicksburg.
Exhibit 10.4	Dockage Agreement, dated as of December 29, 1992, between Greenville Yacht Club and the Cotton Club of Greenville.
Exhibit 10.4(A)	First Amendment to Dockage Agreement, dated as of April 2, 1993, between Greenville Yacht Club and the Cotton Club of Greenville.
Exhibit 10.4(B)	Second Amendment to Dockage Agreement, dated as of July 27, 1995, between Greenville Yacht Club and the Cotton Club of Greenville.
Exhibit 10.4(C)	Third Amendment to Dockage Agreement, dated as of December 22, 1997, between Greenville Yacht Club and Alpha Gulf Coast, Inc, d/b/a Bayou Caddy’s Jubilee Casino.
Exhibit 10.4(D)	Assignment of Yacht Club Dockage Agreement and License Agreement, dated as of December 17, 1997, between Greenville Casino Partners, LP and Alpha Gulf Coast, Inc, d/b/a Bayou Caddy’s Jubilee Casino.
Exhibit 10.4(E)	Consent Agreement, dated as of February 22, 2002, between JMBS Casino, LLC and Greenville Casino Partners, L.P.
Exhibit 10.4(F)	Fourth Amendment to Dockage Agreement, dated as of June 17, 2002, between Greenville Yacht Club and the JMBS Casino, LLC.
Exhibit 10.5	Lease Agreement, dated as of April 1, 1993, between City of Greenville and Cotton Club of Greensville, Inc.
Exhibit 10.5(A)	Assignment of Agreement Granting Moorage and other Rights, dated as of March 14, 2002, between Greenville Casino Partners, L.P. and JMBS Casino,

LLC.
Exhibit 10.5.1	Agreement Granting Moorage, Dockage, Berthing and other Rights, dated as of April 1, 1993, between City of Greenville and Cotton of Greenville.
Exhibit 10.5.1(A)	Assignment of Agreement Granting Moorage, Dockage, Berthing and other Rights, dated as of March 14, 2002, between Greenville Casino Partners, L.P. and JMBS Casino, LLC.
Exhibit 10.6	Charter Party Agreement, dated as of January 20, 1995, between Greenville Riverboat, LLC and Caruthersville Riverboat Entertainment, Inc.
Exhibit 10.6(A)	First Amendment to Charter Party Agreement, dated as of September 24, 2003 between Caruthersville Riverboat Entertainment, Inc. and Greenville Riverboat, LLC.
Exhibit 10.6(B)	Second Amendment to Charter Party Agreement, dated as of May 23, 2005, between St. Louis Riverboat Entertainment Inc. and Greenville Riverboat, LLC.
Exhibit 10.6(C)	Third Amendment to Charter Party Agreement, dated as of May 13, 2009 by and between St. Louis Riverboat Entertainment Inc. and Greenville Riverboat, LLC.
Exhibit 10.7	Evansville Riverboat Landing Lease, dated as of May 2, 1995, by and among the City of Evansville, Indiana and Aztar Indiana Gaming Company, LLC.
Exhibit 10.7(A)	Amendment to Evansville Riverboat Landing Lease, effective as of December 1, 2001, by and among the City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(B)	Second Amendment to Evansville Riverboat Landing Lease, dated as of August 27, 2003, by and among the City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(C)	Memorandum of Understanding, dated as of December 21, 2004, by and among City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(D)	Memorandum of Understanding, dated as of March 15, 2005, by and among City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(E)	Memorandum of Understanding, dated as of May 12, 2005, by and among City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(F)	Memorandum of Understanding, dated as of June 7, 2005, by and among City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(G)	Third Amendment to Evansville Riverboat Landing Lease, dated as of July 19, 2005, by and among the City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC and Aztar Corporation.
Exhibit 10.7(H)

Form of Fourth Amendment to Lease Agreement to be dated March    , 2010 by and among the City of Evansville, Indiana, acting by and through the Redevelopment Commission of the City of Evansville, Indiana, Aztar Indiana Gaming Company, LLC, and Aztar Corporation.

Exhibit 10.8	Sublease Agreement dated November 24, 2008 by and between Holland & Hart, LLP, and Tropicana Entertainment, LLC (3930 Howard Hughes Pkwy, 4th Floor, Las Vegas Nevada 89169, corporate office space.

Exhibit 10.8(A)	First Amendment to Sublease Agreement dated December 18, 2008 by and between Holland & Hart, LLP, and Tropicana Entertainment, LLC.
Exhibit 10.9

Principles of Cooperation for the period covering June 20, 2005 through June 19, 2011 by and between the Seafarers Entertainment and Allied Trades Union and Catfish Queen Partnership in Commendam, d/b/a Argosy Casino of Baton Rouge, and Centroplex Convention Centre Hotel, L.L.C.

Exhibit 10.10

Memorandum of Understanding for the period covering July 1, 2006 through June 30, 2011 by and between Atlantic City Showboat, Inc.; Bally’s Park Place Inc. d/b/a Bally’s Atlantic City; Boardwalk Regency Corp. d/b/a Caesars Atlantic City; Tropicana Casino & Resort; Resorts International Inc.; Trump Taj Mahal, Assoc. d/b/a Trump Taj Mahal Hotel & Casino; Trump Marina Assoc. d/b/a Trump Marina Hotel & Casino and International Union of Operating Engineers, Local Union 68 and IATSE, Local Union 917 (Entertainment)

Exhibit 10.11

Agreement for the period covering October 1, 2005 through September 30, 2008 and from year to year thereafter by and between Tropicana Casino And Resort and Teamsters Local 331 International Brotherhood of Teamsters, AFL-CIO

Exhibit 10.12

Memorandum of Understanding for the period covering July 1, 2006 through June 30, 2011 by and between Atlantic City Showboat, Inc.; Bally’s Park Place Inc. d/b/a Bally’s Atlantic City; Boardwalk Regency Corp. d/b/a Caesars Atlantic City; Tropicana Casino & Resort; Resorts International Inc.; Trump Taj Mahal, Assoc. d/b/a Trump Taj Mahal Hotel & Casino; Trump Marina Assoc. d/b/a Trump Marina Hotel & Casino and International Union of Operating Engineers, Local Union 68 and IATSE, Local Union 917 (Local 68 - Operating Engineers - Entertainment Unit and Local 917 IATSE)

Exhibit 10.13	Agreement remaining in effective until September 14, 2009 and from year to year thereafter by and between Adamar of New Jersey, Inc., d/b/a Tropicana Casino and Resort and Unite Here Local 54
Exhibit 10.14

Memorandum of Understanding for the period covering May 1, 2006 through April 30, 2011 by and between Marina Associates; Atlantic City Showboat, Inc.; Bally’s Park Place Inc. d/b/a Bally’s Atlantic City; Boardwalk Regency Corp. d/b/a Caesars Atlantic City; Tropicana Casino & Resort; Resorts International Inc.; Resort’s International Holdings, L.L.C., f/a Atlantic City Hilton; Trump Taj Mahal, Assoc. d/b/a Trump Taj Mahal Hotel & Casino; Trump Marina Assoc. d/b/a Trump Marina Hotel & Casino and International Union of Operating Engineers, Local Union 68; NJ Regional Council of Carpenters, Local Union 623 and Painters & Allied Trades District Council 711 (Union Agreement - Local 711 - Painters)

Exhibit 10.15

Memorandum of Understanding for the period covering May 1, 2006 through April 30, 2011 by and between Marina Associates; Atlantic City Showboat, Inc.; Bally’s Park Place Inc. d/b/a Bally’s Atlantic City; Boardwalk Regency Corp. d/b/a Caesars Atlantic City; Tropicana Casino & Resort; Resorts International Inc.; Resort’s International Holdings, L.L.C., f/a Atlantic City Hilton; Trump Taj Mahal, Assoc. d/b/a Trump Taj Mahal Hotel & Casino; Trump Marina Assoc. d/b/a Trump Marina Hotel & Casino and International Union of Operating Engineers, Local Union 68; NJ Regional Council of Carpenters, Local Union 623 and Painters & Allied Trades District Council 711

(Union Agreement - Local 623 - Carpenters)
Exhibit 10.16

Memorandum of Understanding for the period covering May 1, 2006 through April 30, 2011 by and between Marina Associates; Atlantic City Showboat, Inc.; Bally’s Park Place Inc. d/b/a Bally’s Atlantic City; Boardwalk Regency Corp. d/b/a Caesars Atlantic City; Tropicana Casino & Resort; Resorts International Inc.; Resort’s International Holdings, L.L.C., f/a Atlantic City Hilton; Trump Taj Mahal, Assoc. d/b/a Trump Taj Mahal Hotel & Casino; Trump Marina Assoc. d/b/a Trump Marina Hotel & Casino and International Union of Operating Engineers, Local Union 68; NJ Regional Council of Carpenters, Local Union 623 and Painters & Allied Trades District Council 711 (Local 68 - Operating Engineers)

Exhibit 10.17	Collective Bargaining Agreement between International Union of Operating Engineers Local 68-68A-68B, AFL-CIO and Tropicana Casino and Resort for the period covering May 1, 2006 through April 30, 2011.
Exhibit 10.18

Agreement for the period covering July 1, 2001 and continuing until June 30, 2006 and from year to year thereafter by and between Tropicana Casino & Entertainment Resort and International Union of Operating Engineers Local 66-68A-68B affiliated with the AFL-CIO, and International Alliance of Theatrical Stage Employees and Motion Picture Machine Operators of the United States of America, Local 917. (IATSE CBA)

Exhibit 10.19	Employment Agreement dated January 1, 2009 by and between Tropicana Entertainment Holdings, LLC and Scott C. Butera
Exhibit 10.19(A)	Exhibit “A” Form of Release to Employment Agreement dated January 1, 2009 by and between Tropicana Entertainment Holdings, LLC and Scott C. Butera
Exhibit 10.20	Amended and Restated Net Lease Agreement by and between Park Cattle Co. and Desert Palace, Inc. dated January 1, 2000
Exhibit 10.20(A)	Amendment and Reservation of Rights Regarding MontBleu dated April 2, 2008 by and between Park Cattle Co. and Columbia Properties Tahoe, LLC.
Exhibit 10.20(B)	MontBleu Lease Amendment No. 2 by and between Park Cattle Co. and Columbia Properties Tahoe, LLC, dated June 12, 2009
Exhibit 10.21

Purse Enhancement Agreement dated August 13, 2008 by and between New Jersey Sports & Exposition Authority and Adamar of New Jersey, Inc. d/b/a Tropicana Casino and Resort, as a member of the Casino Association of New Jersey

Exhibit 21.1	List of subsidiaries.